UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 6, 2025

Bakkt Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2025, the Company filed an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to increase the number of authorized shares of Class A Common Stock from 60,000,000 shares to 560,000,000 shares and, accordingly, to increase the number of authorized shares of the Company’s Common Stock from 70,000,000 to 570,000,000.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.
On August 6, 2025, Bakkt Holdings, Inc. (the “Company”) held a special meeting of the stockholders (the “Special Meeting”). At the Special Meeting, 3,426,062 shares of the Company’s Class A common stock (“Class A Common Stock”) and 7,089,014 shares of the Company’s Class V common stock (“Class V Common Stock” and, together with the Class A Common Stock, the “Common Stock”), representing 74.3% of the voting power of all issued and outstanding shares of Common Stock as of July 11, 2025, the record date for the Special Meeting, and constituting a quorum for the transaction of business, were present in person or by proxy and voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on July 16, 2025.
1.The stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 60,000,000 shares to 560,000,000 shares and, accordingly, to increase the number of authorized shares of the Company’s Common Stock from 70,000,000 to 570,000,000. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,618,995	2,865,167	30,914	-
2.The stockholders approved an adjournment of the Special Meeting, if necessary or appropriate in the view of our Board, including but not limited to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,706,971	2,729,249	78,856	-

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
3.1	Amendment to the Company’s Amended and Restated Certificate of Incorporation, dated August 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: August 8, 2025

BAKKT HOLDINGS, INC.

By:	/s/ Marc D'Annunzio
Name:	Marc D’Annunzio
Title:	General Counsel and Secretary